UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                February 23, 2005


                              ORALABS HOLDING CORP.
             (Exact name of registrant as specified in its charter)




                        Commission file number 000-23039

            COLORADO                                            14-1623047
 (State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                            Identification No.)

  18685 East Plaza Drive, Parker, Colorado                        80134
  (Address of principal executive offices)                      (Zip Code)

                                 (303) 783-9499
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.        Entry into a Material Definitive Agreement.

On February 23, 2005, OraLabs Holding Corp ("OraLabs" or the "Company") entered into a definitive Stock Exchange Agreement (the "Agreement") under which NVC Lighting Investment Holdings Limited ("NVC") will be acquired by OraLabs in consideration for the issuance to the owners of NVC of common stock representing at least a 90 percent ownership interest of the Company (and up to a 94 percent ownership interest depending upon the amount of net after tax income of NVC for the year ended December 31, 2004). Simultaneously with that acquisition, the Company will redeem all of its outstanding common owned by its President, Gary
H. Schlatter, in consideration for the issuance to him of all of the Company's outstanding common stock of OraLabs, Inc., the Company's wholly-owned operating subsidiary.

The closing of the Agreement is conditioned upon, among other things, customary closing conditions, including the satisfaction of both the Company and NVC with their due diligence investigations of the other party and the receipt by the Board of Directors of OraLabs of a fairness opinion. If the closing under the Agreement occurs, it is expected to occur during the Company's second or third fiscal quarter.

No assurances can be given that the Agreement will close or, if the closing occurs, as to the final terms of the Agreement. A copy of the Agreement is attached to this Current Report as Exhibit 2.1 and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Agreement and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the Agreement.

Item 7.01.        Regulation FD Disclosure.

A press release dated February 23, 2005, discussing the Agreement is furnished herewith as Exhibit 99.10 and is incorporated herein by reference. The information contained in this Item 7.01, including the accompanying exhibit, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liability of that section. The information contained in this Item 7.01, including the accompanying exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Forward-looking Statement

Except for historical information and discussions contained herein, statements included in this Current Report may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this Form 8-K relate to the timing of the closing of the Agreement and to the final terms of the Agreement. These statements are based on the Company's current beliefs and expectations as to such future outcomes. These statements involve a number of risks, uncertainties, and other factors that could cause results to differ materially.

Item 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits

The following exhibit is filed herewith:

         2.1 Stock Exchange Agreement, dated as of February 23, 2005, by and among OraLabs Holding Corp., NVC Lighting Investment Holdings Limited and others.

The following exhibit is furnished herewith:

       99.10 Press Release, issued by OraLabs Holding Corp., dated February 23, 2005.

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              ORALABS HOLDING CORP.

                                              By: /s/ Gary H. Schlatter
                                                 ------------------------------
                                                 Gary H. Schlatter
                                                 President
Date: February 24, 2005



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                                  EXHIBIT INDEX

Exhibit No.       Description

2.1 Stock Exchange Agreement, dated as of February 23, 2005, by and among OraLabs Holding Corp., NVC Lighting Investment Holdings Limited and others

99.10 Press Release issued by OraLabs Holding Corp., dated February 23, 2005 (furnished pursuant to Item 7.01 and not filed).